RIVERNORTH OPPORTUNITIES FUND, INC.

POWER OF ATTORNEY

The undersigned Directors of the RiverNorth Opportunities Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Christopher Moore and Allison Fumai, as attorneys-in-fact, with full power of substitution, and full power to sign for him and in his name in the appropriate capacities, the registration statement on Form N-2 of the Fund in connection with the shelf offering and any “at the market” offerings, rights offerings, or secondary offerings approved by the Directors of the Fund on April 24, 2018 (the “Registration Statement”), including any and all amendments to the Registration Statement and supplements or other instruments in connection therewith, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming that said attorney-in-fact or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

By:	/s/ Jerry Raio	By:	/s/ John Carter
	Jerry Raio Director		John Carter Director

Date:	June 18, 2019	Date:	June 18, 2019

By:	/s/ Wayne Hutchens	By:	/s/ John Oakes
	J. Wayne Hutchens Director		John Oakes Director and Chairman of the Board

Date:	June 18, 2019	Date:	June 18, 2019

By:	/s/ David M. Swanson
David M. Swanson Director

Date	June 18, 2019

RIVERNORTH OPPORTUNITIES FUND, INC.

POWER OF ATTORNEY

The undersigned Director of the RiverNorth Opportunities Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Christopher Moore, as attorney-in-fact, with full power of substitution, and full power to sign for him and in his name in the appropriate capacities, the registration statement on Form N-2 of the Fund in connection with the shelf offering and any “at the market” offerings, rights offerings, or secondary offerings approved by the Directors of the Fund on April 24, 2018 (the “Registration Statement”), including any and all amendments to the Registration Statement and supplements or other instruments in connection therewith, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming that said attorney-in-fact or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

By:	/s/ Patrick Galley
Patrick W. Galley Director

Date	June 18, 2019